Exhibit 99.1

                               [GRAPHIC OMITTED]

                            SELIGMAN NEW TECHNOLOGIES
                                      FUND

                                Quarterly Booklet
                                   MARCH 2003

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Seligman New Technologies Fund is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.

The Seligman New Technologies Fund is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please consult the offering prospectus.

Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results.

SELIGMAN NEW TECHNOLOGIES FUND
--------------------------------------------------------------------------------

      I.    PORTFOLIO MANAGER COMMENTARY

      II.   TOP PRIVATE HOLDINGS PROFILES

      III.  PERFORMANCE AND PORTFOLIO ANALYSIS

      IV.   INVESTMENT GROUP


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

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                                PORTFOLIO MANAGER
                                   COMMENTARY

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND
--------------------------------------------------------------------------------

      Manager Commentary
      --------------------------------------------------------------------------

      Public Market Analysis:

      The economic recovery seemed to stall in February and March. Though primarily influenced by geopolitical issues, overextended consumers likely contributed to some of the slowdown. We must not assume that companies that missed their earnings expectations did so solely due to the war; we believe there could be underlying fundamental problems.

      Despite newly minted budgets, most corporations are still spending cautiously and are showing little interest in reinvesting in their businesses in the near term. When they are spending, they are initiating smaller projects that promise relatively quick return-on-investment. While IT spending remains soft, we continue to be cautiously optimistic about technology. We remain focused on software, particularly on companies that are in the midst of product cycles - introducing new products that help lower customer's cost of ownership and add features. We're also looking at upgrades from some of the major software companies that seek to improve the scalability and performance of their business tools and end user software.

      We're still concerned about Semiconductors and Semiconductor Capital Equipment which continue to be hampered by over-capacity. Communications Equipment is also a concern, as capital budgets for Telco's are estimated to be down about 15% this year. We have yet to see any signs of stabilization in the industry.

      Private Market Analysis:

      With the IPO market essentially closed, we believe cash-consuming private companies wishing to avoid oblivion face three choices: find a strategic buyer, raise more private money, or become cash positive quickly. The first two options remain difficult. First quarter 2003 M&A activity slowed to half of what it was a year earlier. Private investors remain cautious and valuations and deal terms continue to deteriorate as investment criteria tighten. First quarter 2003 private investment volume came in at $3.4 billion, down from $4.9 billion the previous quarter, and $6.2 billion a year ago.

      That leaves the third option - becoming cash positive as soon as possible. The most fortunate companies can do this through rapid revenue growth, but weak enterprise demand, combined with customers' reluctance to take a chance on private vendors in the current financing environment, has made this extremely difficult for most private companies. Therefore, the way to cash sufficiency - and survival - lies in cost reductions.

      Our best-run portfolio companies are all being extremely careful with their expenses, and are either profitable or rapidly reducing their cash use. They generally cut where the impact is relatively short-term, as in sales and marketing, versus long-term, as in key research and development projects. In addition to maintaining their relative product quality, this strategy also keeps them attractive to potential inquirers who after all, have their own sales forces and brands, and typically focus on the unique product of the acquisition target.

      Venture Capital Pricing Policy

      J. & W. Seligman & Co. Incorporated (the "Manager") will change the fair value of a security in the portfolio based on an analysis of the information available to it. In particular, in determining fair value, the Manager places great emphasis on the financial and business condition of the venture capital companies relative to their respective business plans. In addition to changes resulting from analysis of the venture capital company's success in meeting its model, the Manager will review the fair value of a security when the Manager becomes aware of new information (whether internal or external to the venture capital company) affecting the venture capital company's ability to generate shareholder value.


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

--------------------------------------------------------------------------------

                                   TOP PRIVATE
                                HOLDINGS PROFILES

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND
--------------------------------------------------------------------------------

      Top 10 Private Holdings (as of 3/31/03)
      --------------------------------------------------------------------------

                                     -------------------------------------------
                                     Headquarters: Fort Lauderdale, FL
      GMP Companies, Inc.            Founded: 1999
      -----------------------------  www.gmpcompanies.com
                                     Industry/Sector: Other -- Medical
                                                               Technologies
                                     -------------------------------------------

      Company Description:

            GMP Companies, Inc. is a global healthcare company that seeks to acquire, develop and commercialize medical technologies. These technologies are typically licensed from academic medical centers, individual inventors, research institutions and partner companies. The Company has established 14 business units with products and technologies in various stages of development and commercialization in the fields of therapeutics, diagnostics and devices relating to the care of patients with medical conditions including glaucoma, diabetes mellitus, genetic disorders, cardiovascular diseases and neurological disorders.

            The Company has established a fully integrated infrastructure that offers each business unit a direct connection to resources and expertise that spans medicine, science, engineering, law, business and more. The Company's approach reduces the organizational, administrative and financial burdens on individual business units, freeing innovators to concentrate on their research activities. Using a "research bench to patient" approach attempts to ensure that every aspect of the process is shepherded by experts in each functional area, which the Company believes increases the probability of success.

                                     -------------------------------------------
                                     Headquarters: Santa Ana, CA
      Gateway Learning Corporation   Founded: 1996
      -----------------------------  www.hop.com
                                     Industry/Sector: Internet Business-to-
                                                      Consumer
                                     -------------------------------------------

      Company Description:

            Gateway Learning Corporation, with its Hooked on Phonics trademark, is one of the most recognized brands in the children's learn to read category. To date, the company has helped many children develop their reading skills. This success has created a huge amount of loyalty from satisfied parents. Their educational experts and product development staff continue to expand the Hooked on Phonics product offerings, while leveraging the brand name into other areas of learning, most recently with the introduction of the company's Hooked on Math product line. The company's proprietary learning systems are convenient for parents and incorporate incentives that motivate the child to progress through the programs and thus to remain interested in reading and learning. Learning systems are sold through a professional telemarketing organization using the widely recognized 1-800-ABCDEFG phone number and online through their website at www.hookedonphonics.com or www.abcdefg.com. The company's strategic focus has been to provide parents and educators with customized solutions that meet the individual reading and learning needs of their children and students.

                                     -------------------------------------------
                                     Headquarters: Columbia, MD
      iBiquity Digital Corp.         Founded: 1998
      -----------------------------  www.ibiquity.com
                                     Industry/Sector: Wireless
                                     -------------------------------------------

      Company Description:

            iBiquity Digital is the sole developer of HD Radio(TM) digital broadcasting technology which enables digital broadcasting in the AM and FM bands. Through its combination of superior audio quality and integrated wireless data services, HD Radio technology represents a significant enhancement to radio broadcasting. The FCC has approved iBiquity's IBOC ("In-Band On-Channel") technology as the digital AM/FM system for the US market. Over the course of the next several years, the FCC announcement means the nation's AM and FM broadcasters and radio receivers can transition from analog to digital using iBiquity's technology. HD Radio has been designed to work within the current AM and FM spectrum allocations, ensuring consumers will be able to enjoy continued use of their existing analog receivers as well as benefit from the higher quality and additional services offered by the new generation of HD Radio-equipped receivers.

                                     -------------------------------------------
                                     Headquarters: Lawrenceville, NJ
      Edison Venture Fund IV, L.P.   Founded: 1986
      -----------------------------  www.edisonventure.com
                                     Industry/Sector: Fund of Funds
                                     -------------------------------------------

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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      Company Description:

            Edison Venture Fund, by forging partnerships with entrepreneurs, service providers and other financing sources, supports the building of successful companies.

            They invest in expansion stage ($5 to 20 million revenue) information technology companies located in the New York City to Virginia corridor. They invest $3 to 5 million initially and usually are the sole or lead investor.

            Edison's capital pool exceeds $400 million in five independent limited partnerships. Their diversified strategy includes venture capital, expansion financings, management buyouts, consolidations, and secondary stock purchases.

            Edison Investment Professionals are recognized in the investment, entrepreneurial, and technical communities and frequently appear in the press. Within the last 6 months, Edison Investment Professionals have been quoted in major business publications in New Jersey, Pennsylvania, and Virginia.

                                     -------------------------------------------
                                     Headquarters: Emeryville, CA
      HomeGain.com, Inc.             Founded: 1999
      -----------------------------  www.homegain.com
                                     Industry/Sector: Internet Business-to-
                                                      Consumer
                                     -------------------------------------------

      Company Description:

            HomeGain is one of the Internet's largest matching service for consumers and real estate agents. It generates leads for real estate professionals who want to work with today's tech-savvy homebuyers and sellers. Its Agent Evaluator feature is a personalized referral service that matches consumers with the best local real estate agent from a nationwide network of more than 52,000 real estate professionals. Users can also access a full range of home buying and selling tools, services and content to research home listings, value a property, prepare a home for sale, secure a loan, arrange a move, or make home improvements. With HomeGain's Agent Evaluator system, a home seller or buyer posts a profile online, including information about the home they either hope to sell or purchase, price expectation, and qualifications of an ideal agent. The information is forwarded to real estate agents in the consumer's ZIP code, who, in turn, submit marketing proposals that include their business history, and commission rate charged to the seller. The Agent Finder tool is free to consumers, who remain anonymous to the agents until they select one to represent them.

                                     -------------------------------------------
                                     Headquarters: Englewood, CO
      The Petroleum Place, Inc.      Founded: 1995
      -----------------------------  www.petroleumplace.com
                                     Industry/Sector: Enterprise Business
                                                      Infrastructure
                                     -------------------------------------------

      Company Description:

            Petroleum Place (P2) provides a comprehensive suite of transaction services and software solutions for the upstream energy industry.

            Transaction Services are offered through three subsidiary companies
            - The Oil & Gas Asset Clearinghouse, Petroleum Place Energy Advisors and Petro TradeLinks. Through these companies, P2 offers a comprehensive suite of transaction and brokerage services for the acquisition and divestiture of oil and gas properties. The Oil & Gas Asset Clearinghouse is a leading provider of auction services. The Clearinghouse hosts regularly scheduled auctions that feature both live floor and Internet bidding. Properties are marketed to The Clearinghouse's qualified network of thousands of buyers through both a printed auction sale brochure and online through Data Room Explorer.

            Petroleum Place Energy Advisors provides negotiated transaction and advisory services for the acquisition and divestiture of oil and gas properties. Managed by a team of seasoned acquisition and divestiture professionals, Petroleum Place Energy Advisors employs a full complement of geotechnical services and utilizes the industry's leading Internet platform for the marketing and evaluation of properties and prospects. Petro TradeLinks is a members-only organization for senior acquisition and divestiture managers representing 60 leading energy companies. Members can review properties available for sale or trade in a secure environment hosted on P2 and network with other members either online or at events to facilitate transactions.

            In addition, P2 offers AssetExplorer, an integrated e-marketing services and technology platform that enables the effective, efficient online marketing of assets. Assets are featured in electronic data rooms (EDR) on the P2 Web site and marketed to a broad, yet targeted group of prospective buyers. AssetExplorer is ideally suited for the marketing of prospects, joint ventures, farmouts, leases and licenses. The Clearinghouse, P2 Energy Advisors and Petro TradeLinks also utilize AssetExplorer as a platform to promote and enable the evaluation of properties and packages. P2 provides dedicated Internet technology, development and support for its subsidiary companies, enabling each to focus on their core business while extending their offerings to the Internet.

            P2 offers fully integrated financial and operational management systems and a comprehensive suite of data access and analysis software. Financial and operational management systems are offered through Paradigm Technologies. Paradigm offers two solutions - Excalibur and Enterprise Upstream Energy. Excalibur is a fully integrated energy management system designed specifically

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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            for the oil and gas producer. Enterprise Upstream Energy is an international oil and gas accounting system integrated with the J.D. Edwards OneWorld toolset that addresses joint venture accounting, and authorization for expenditure. Enterprise Upstream Energy is integrated with the existing J.D. Edwards financial package.

            Through Strata Web Systems, P2 offers a suite of online data access and analysis applications - DataMap, Query Manager and Production Data Analysis - designed to provide quick, convenient access to and analysis of US and Canadian industry data.

                                               ---------------------------------
                                               Headquarters: San Francisco, CA
      WaldenVC II, L.P.                        Founded: 1974
      --------------------------------------   www.waldenvc.com
                                               Industry/Sector: Fund of Funds
                                               ---------------------------------

      Company Description:

            WaldenVC is a San Francisco-based venture capital firm that invests in technology and media companies. Focus areas include software; media; information and education services; and emerging platforms. WaldenVC manages funds in excess of $350 million.

            WaldenVC's core strengths include the following:

            o Hands-On Experience: WaldenVC's general partners and venture partners have operating experience at technology and new media companies and a long track record of growing startups into billion dollar corporations.

            o Corporate Investors: In addition to investing in the fund, WaldenVC's corporate investors bring a wealth of contacts and channels that enables WaldenVC's portfolio companies to grow quickly.

            o Investment Banking Background: With deep contacts in the investment banking world, WaldenVC's partners can play a key role in introducing private companies to potential partners and helping companies evaluate all of their strategic options.

            o International Network: WaldenVC is part of The Walden Group, a twenty-eight-year old network of venture funds with over $1 billion under management that comprises Walden Israel, Walden International Investment Group, as well as numerous other funds, primarily in Asia.

                                               ---------------------------------
                                               Headquarters: Pittsburgh, PA
      Access Data Corporation                  Founded: 1997
      --------------------------------------   www.accessdc.com
                                               Industry/Sector: Digital Enabling
                                                                Technologies
                                               ---------------------------------

      Company Description:

            Access Data Corporation is a provider of web-native application solutions to the investment management and financial services industries. Access Data offers clients a comprehensive suite of software applications and professional service offerings to integrate and automate critical investment management functions and investment sales reporting. The firm offers professional services, managed services, and custom software products designed specifically for the financial services industry. Drawing upon extensive "client-side" experience, the firm has transitioned from a pure professional services company to a product-based focus. Access Data's product offerings include:

            o Access Data SalesVision(SM) -- a web-native analytical data warehouse and comprehensive reporting solution for the asset management industry

            o ACCESSkm(SM) -- a knowledge management solution for the financial and professional services industry

            o CallTrends(SM) -- an automated call center monitoring and reporting tool

            o InTouch(SM) -- a real-time customer feedback and analysis tool for call center support

            In addition, Access Data offers high availability Managed Services for these and other products at the company's state-of-the-art Technology Center.

            Access Data's client base consists of premier money management, brokerage, and insurance organizations in the U.S.

                                               ---------------------------------
                                               Headquarters: Irvine, CA
      LifeMasters Supported SelfCare, Inc.     Founded: 1994
      --------------------------------------   www.lifemasters.com
                                               Industry/Sector: Digital Enabling
                                               Technologies
                                               ---------------------------------

      Company Description:

            LifeMasters(TM) Supported SelfCare, Inc. provides disease-management programs that create interactive health partnerships among patients, physicians and payors. Available in all 50 states, the District of Columbia, and Puerto Rico, LifeMasters' disease management programs improve quality of care for individuals with chronic illnesses, reduce chronic-disease costs for payors and provide decision-support tools for physicians.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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            LifeMasters was founded in 1994. Headquarters are in Irvine,
            California with call centers in South San Francisco and Rancho Cordova, California and Albuquerque, New Mexico. LifeMasters manages individuals with chronic illness for some of the nation's health plans, employers and governmental organizations.

                                                 ------------------------------
                                                 Headquarters: Stamford, CT
      Geographic Network Affiliates Int'l, Inc. Founded: 2000 ----------------------------------------- www.geo-usa.com
                                                 Industry/Sector: Broadband and
                                                 Fiber Optics
                                                 ------------------------------

      Company Description:

            Geographic Networks Affiliates (GEO) has developed a full range of services designed to solve the telecommunications infrastructure needs of its multinational corporate and higher education institutional customer base. The Company has assembled a unique team of proven real estate developers, construction and engineering experts, carrier sales people and submarine and terrestrial fiber experts. The Company can serve as an industry expert to assist its clients in developing a comprehensive plan for a telecommunications infrastructure plan. GEO designs, builds and operates carrier hotel facilities on behalf of its clients. Through research, planning, and execution, GEO creates value through new real estate deployment supporting a wide variety of players in the communications industry.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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                                 PERFORMANCE AND
                               PORTFOLIO ANALYSIS

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND
--------------------------------------------------------------------------------

      Performance & Portfolio Analysis (3/31/03)
      --------------------------------------------------------------------------

      ---------------------
      New Technologies Fund       Inception Date: 07/27/1999
      --------------------------------------------------------------------------

      -----------------
      Portfolio Returns
      -----------------

                                                                             Goldman                Goldman
                                                        Fund                  Sachs                  Sachs
                                                     Performance           Tech Index           Blended Index(1)
      ===========================================================================================================
      Cumulative Total Return Since Inception           -77.6%                -60.7%                -67.6%
      ----------------------------------------------------------------------------------------------------------
      Average Annual Return Since Inception             -33.4%                -22.4%                -26.4%
      ----------------------------------------------------------------------------------------------------------
      One Year Total Return                             -55.7%                -35.9%                -36.0%
      ----------------------------------------------------------------------------------------------------------
      YTD Total Return                                  -10.0%                 -0.5%                  5.9%
      ----------------------------------------------------------------------------------------------------------

      --------------------------
      Sector Analysis (% of NAV)
      --------------------------

                                                        Public                Private                 Total
      ===========================================================================================================
      Broadband and Fiber Optics                          0.5%                  1.2%                  1.7%
      ----------------------------------------------------------------------------------------------------------
      Digital Enabling Technologies                       4.2%                  6.8%                 11.0%
      ----------------------------------------------------------------------------------------------------------
      Enterprise Business Infrastructure                 10.9%                  2.6%                 13.5%
      ----------------------------------------------------------------------------------------------------------
      Internet Business-to-Consumer                       0.6%                  7.9%                  8.5%
      ----------------------------------------------------------------------------------------------------------
      Wireless                                            1.1%                  4.4%                  5.5%
      ----------------------------------------------------------------------------------------------------------
      Other                                              13.4%                 46.4%                 59.8%
      ===========================================================================================================
      Total                                              30.7%                 69.3%                100.0%
      ===========================================================================================================

      Top Holdings
      --------------------------------------------------------------------------

      ----------------------
      Top 10 Public Holdings
      ----------------------

      (Represents 11.6% of Net Assets)
      ==========================================================================
      Synopsys
      --------------------------------------------------------------------------
      Microsoft
      --------------------------------------------------------------------------
      Lexmark
      --------------------------------------------------------------------------
      Symantec
      --------------------------------------------------------------------------
      Laboratory Corp. of America
      --------------------------------------------------------------------------
      Dell Computer
      --------------------------------------------------------------------------
      Quest Diagnostics
      --------------------------------------------------------------------------
      SunGard Data Systems
      --------------------------------------------------------------------------
      Amdocs
      --------------------------------------------------------------------------
      First Data
      --------------------------------------------------------------------------

      -----------------------
      Top 10 Private Holdings
      -----------------------

      (Represents 60.9% of Net Assets)
      ==========================================================================
      GMP Companies, Inc
      --------------------------------------------------------------------------
      Gateway Learning Corporation
      --------------------------------------------------------------------------
      iBiquity Digital Corporation
      --------------------------------------------------------------------------
      Edison Venture Fund IV, L.P.
      --------------------------------------------------------------------------
      HomeGain.com, Inc.
      --------------------------------------------------------------------------
      The Petroluem Place, Inc.
      --------------------------------------------------------------------------
      WaldenVC II, L.P.
      --------------------------------------------------------------------------
      Access Data Corporation
      --------------------------------------------------------------------------
      LifeMasters Supported SelfCare, Inc.
      --------------------------------------------------------------------------
      Geographic Network Affiliates Int'l, Inc.
      --------------------------------------------------------------------------

      ----------------------------------------------
      Venture Capital Advance/Decline Information(2)
      ----------------------------------------------

      Since 12/31/02                                                # of Co's
      --------------------------------------------------------------------------
      Advancing Issues                                                   9
      --------------------------------------------------------------------------
      Declining Issues                                                  12
      --------------------------------------------------------------------------
      Active Investments(3)                                             58
      --------------------------------------------------------------------------

      --------------------------------
      Venture Capital Liquidity Events
      --------------------------------

      Completed IPOs Since Inception                                    15
      --------------------------------------------------------------------------
      Companies Acquired by Third Party Since Inception                 15
      --------------------------------------------------------------------------
      Companies Currently in SEC Registration                            0
      --------------------------------------------------------------------------
      Total Private Investments Since Inception                        115
      --------------------------------------------------------------------------
      Failed Investments(4)                                             43
      --------------------------------------------------------------------------

      -------------------------------
      Venture Capital Private Funding
      -------------------------------

                                                           Percent of Net Assets
      --------------------------------------------------------------------------
      Private Securities                                            69.3%
         Private Securities Funded to Break-Even(5)                 59.6%
         Private Securities Subject to Financing Risk(6)             9.7%
      --------------------------------------------------------------------------
      Average Months Remaining Cash for Operations
      (for Private Securities Subject to Financing Risk)             5.6
      --------------------------------------------------------------------------

See footnotes on page 12. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 12 of this Quarterly Booklet.


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      Footnotes
      --------------------------------------------------------------------------

      Past performance is no guarantee of future results.

      Returns for the Fund assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value and with the effect of the initial 3% maximum sales charge. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. In addition, an investment in the Fund involves investment risks, including the possible loss of principal.

      For more information, including a Private Placing Memorandum that contains information about fees, expenses and risks, please contact your financial advisor. An investment in the Fund may only be made on the basis of a Private Placing Memorandum.

      The Fund currently has no assets available for new investments in venture capital companies, although the Fund is permitted to make follow-on investments in current portfolio companies under certain circumstances.

      The Fund is actively managed and its holdings are subject to change.

      The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's Private Placing Memorandum for more information about risk.

      Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

      (1) The Goldman Sachs "Blended" Index is an index created by J. & W. Seligman & Co. Incorporated ("Seligman"), the Funds' manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Funds primarily invest. The Funds' holdings, however, are not evenly weighted among these four sectors, and the weightings of the holdings of either or both Funds may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Funds are actively managed and their holdings are subject to change.

      (2) An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

      (3) Includes companies that are funded to break-even (see footnote 5), not funded to break-even, failed investments that have not declared bankruptcy (see footnote 4), fund of fund investments, and public holdings originated from private investments.

      (4) Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

      (5) Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach break-even/profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

      (6) Those companies that, in the opinion of Seligman, do not currently have sufficient capital to reach break-even.

      This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Fund is closed to new investment. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.


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                                INVESTMENT GROUP

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND
--------------------------------------------------------------------------------

      [PHOTO OMITTED]

      Thomas Hirschfeld

      Managing Director
      (New York)

      Joined Seligman: 2001

      Investment Experience: 14 years

      Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II. Heads Seligman's Venture Capital effort.

      Prior Experience:

      General Partner, Patricof & Co. Ventures. Vice President, Investment Banking at Salomon Brothers. Assistant to the Mayor of New York City.

      Education:

      BA (Classics) - Harvard; MA (Economics, Politics) - Oxford

      Private Industry Coverage:

      Software (Mainframe/ Platform/ Utilities, Applications/ Security)

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      Richard M. Parower, CFA

      Senior Vice President (New York)

      Joined Seligman: 2000

      Investment/Industry Experience: 9 years

      Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II. Also co-manages Seligman Global Technology Fund.

      Prior Experience:

      Senior Analyst covering Global IT at Citibank Global Asset Management. Senior Analyst with Montgomery Asset Management. Securities Analyst with GT Capital Management and Cowen Asset Management.

      Education:

      BA (Economics) - Washington University; MBA (Finance/International Business) - Columbia

      Public Industry Coverage:

      Software (Applications & Security), Technology Services (IT Services/ Consulting/Data Processing)

      [PHOTO OMITTED]

      Greg Cote

      Vice President/ CFO - Venture Capital Investments (California)

      Joined Seligman: 1999

      Investment Experience: 11 years

      Prior Experience:

      Vice President, Venture Bank (div. of PNC). High-tech loan group, Comerica. CFO, Microsystems Development Corp.

      Education:

      BS (Economics) - University of Michigan; MBA (Marketing) summa cum laude - UCLA

      Private Industry Coverage:

      Software, Wireless

      [PHOTO OMITTED]

      Vishal Saluja

      Senior Vice President (California)

      Joined Seligman: 2000

      Investment/Industry
      Experience: 11 years

      Prior Experience:

      Vice President, focusing on late-stage venture capital technology investments, Franklin Templeton Group. Engagement Manager focusing on financial services industry at McKinsey & Co.

      Education:

      BS (Finance) summa cum laude / BAS (Applied Science) - University of Pennsylvania/Wharton and School of Engineering; MBA - Stanford

      Private Industry Coverage:

      Networking, Wireline Equipment

      Public Industry Coverage:

      Wireline Equipment, Electronic Design Software, Semiconductors (Communications ICs)


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

SELIGMAN NEW TECHNOLOGIES FUND
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      [PHOTO OMITTED]

      Ajay Diwan

      Senior Vice President (California)

      Joined Seligman: 2001

      Investment Experience: 13 years

      Prior Experience:

      Senior analyst covering data networking, optical, and wireless industries at Goldman Sachs; analyst covering data networking at PaineWebber.

      Education:

      BS (Electrical Engineering and Applied Physics) - Case Western Reserve; MBA (Finance) - Columbia

      Private Industry Coverage:

      Networking, Wireline Equipment, Data Storage, Semiconductor Capital Equipment

      Public Industry Coverage:

      Networking, Wireless and Wireline Equipment, Data Storage, Semiconductor Capital Equipment

      [PHOTO OMITTED]

      Lauren Wu

      Assistant Vice President (California)

      Joined Seligman: 2001

      Investment Experience: 5 years

      Prior Experience:

      Associate, Wasserstein Ventures. Associate, Financial Sponsors Investment Banking at Merrill Lynch. Business Analyst at McKinsey & Co.

      Education:

      BS (Industrial Engineering Wilson Medal Scholar) - University of Toronto; MBA (Financial Management) - MIT/Sloan

      Private Industry Coverage:

      Generalist

      [PHOTO OMITTED]

      Sangeeth Peruri

      Assistant Vice President (California)

      Joined Seligman: 2000

      Investment Experience: 3 years

      Prior Experience:

      Analyst, Technology Investment Banking group at Morgan Stanley.

      Education:

      BA (Economics) Phi Beta Kappa - Brown. Rotary Scholarship, Henry Martyn Institute in Hyderabad, India.

      Private Industry Coverage:

      Semiconductors, Computers and Peripherals, Networking, Wireline Equipment

      Public Industry Coverage:

      Semiconductors


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